Common Share Issue	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Common Share Issue

12 – COMMON SHARE ISSUE

The Company did not issue any common shares, except for those issued as compensation as described in notes 13 and 14, during the years ended March 31, 2016 or March 31, 2015 pursuant to the exercise of stock options by employees and the granting of stock for executive officers.

On November 12, 2009, the Board of Directors approved a share repurchase plan. Shares may be repurchased by the company to a maximum of $200 per day and $12,000 per quarter. The repurchase program has no expiration date. As of March 31, 2016 no shares have been repurchased as part of this program.